 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 6, 1996

                                                REGISTRATION NO. 333-15285
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                --------------

                             AMENDMENT NO. 2
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                --------------
                 GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST
                 (ISSUER WITH RESPECT TO OFFERED CERTIFICATES)
                      GREEN TREE FLOORPLAN FUNDING CORP.
                  (ORIGINATOR OF THE TRUST DESCRIBED HEREIN)
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                --------------
       DELAWARE                      6189                  41-1823871
   (STATE OR OTHER      (PRIMARY STANDARD INDUSTRIAL    (I.R.S. EMPLOYER
   JURISDICTION OF       CLASSIFICATION CODE NUMBER)   IDENTIFICATION NO.)
   INCORPORATION OR
    ORGANIZATION)

                              500 LANDMARK TOWERS
            345 ST. PETER STREET, SAINT PAUL, MINNESOTA 55102-1639
                                (612) 293-3400
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                --------------
                            JOEL H. GOTTESMAN, ESQ.
                             1100 LANDMARK TOWERS
            345 ST. PETER STREET, SAINT PAUL, MINNESOTA 55102-1639
                                (612) 293-3400
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                                --------------

                                 COPIES TO:
          CHARLES F. SAWYER                       RENWICK D. MARTIN
         DORSEY & WHITNEY LLP                     BROWN & WOOD LLP
        220 SOUTH SIXTH STREET                 ONE WORLD TRADE CENTER
     MINNEAPOLIS, MINNESOTA 55402             NEW YORK, NEW YORK 10048
            (612) 343-7986                         (212) 839-5300
                                --------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date of this Registration Statement.
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                --------------
                        CALCULATION OF REGISTRATION FEE
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
                                              PROPOSED       PROPOSED
                                 AMOUNT       MAXIMUM        MAXIMUM      AMOUNT OF
  TITLE OF EACH CLASS OF         TO BE     OFFERING PRICE   AGGREGATE    REGISTRATION
SECURITIES TO BE REGISTERED    REGISTERED   PER UNIT(1)   OFFERING PRICE     FEE
---------------------------------------------------------------------------------------
 Floorplan Receivable Trust
  Certificates, Series 1996-
  2, Class A................. $478,800,000      100%       $478,800,000  $145,090.90
---------------------------------------------------------------------------------------
 Floorplan Receivable Trust
  Certificates, Series 1996-
  2, Class B................. $ 21,500,000      100%       $ 21,500,000  $  6,515.15
---------------------------------------------------------------------------------------
     Total................... $500,300,000      100%       $500,300,000  $151,606.05(2)
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
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(1) Estimated solely for the purpose of calculating the registration fee on the basis of the proposed maximum aggregate offering price, pursuant to Rule 457(c).

(2) Previously paid.
                                --------------
  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                                   PART II.

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

   SEC registration fee........................................... $151,606.05
   Blue Sky fees and expenses.....................................   10,000.00*
   Accountant's fees and expenses.................................   30,000.00*
   Attorney's fees and expenses...................................   75,000.00*
   Trustee's fees and expenses....................................   15,000.00*
   Printing and engraving expenses................................  150,000.00*
   Rating Agency fees.............................................  150,000.00*
   Miscellaneous..................................................    1,393.95*
                                                                   -----------
     Total........................................................ $583,000.00*
                                                                   ===========

--------
  *Estimated

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (a) Exhibits:

   *1.1 Proposed form of Underwriting Agreement
  **3.1 Certificate of Incorporation of Green Tree Floorplan Funding Corp.
  **3.2 Bylaws of Green Tree Floorplan Funding Corp.
    4.1 Pooling and Servicing Agreement dated December 1, 1995
   *4.2 Form of Series 1996-2 Supplement to the Pooling and Servicing Agreement
    4.3 Receivables Purchase Agreement dated December 1, 1995
    5.1 Opinion and consent of Dorsey & Whitney LLP as to legality
   *8.1 Opinion and consent of Dorsey & Whitney LLP as to tax matters
   23.1 Consent of Dorsey & Whitney LLP (included as part of Exhibit 5.1)
   23.2 Consent of Dorsey & Whitney LLP (included as part of Exhibit 8.1)
   24.1 Power of attorney from officers and directors of the Registrants

--------

*Filed herewith.
  **Incorporated by reference to the corresponding exhibit numbers in the Company's Registration Statement on Form S-1 Amendment No. 1 filed November 8, 1995, Registration No. 33-62433.

  (b) Financial Statements:

    Not Applicable

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-1 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SAINT PAUL, STATE OF MINNESOTA, ON THE 6TH DAY OF DECEMBER, 1996.

                                          Green Tree Floorplan Funding Corp.

                                                   /s/ Phyllis A. Knight
                                          By __________________________________
                                                     PHYLLIS A. KNIGHT
                                               Vice President and Treasurer

                               POWER OF ATTORNEY

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

              SIGNATURE                        TITLE                 DATE

                                       Chairman of the
     /s/ Lawrence M. Coss*              Board and President        December 6,
-------------------------------------   (Principal                   1996
          LAWRENCE M. COSS              Executive Officer
                                        and Director)

                                       Vice President and
     /s/ Phyllis A. Knight*             Treasurer                  December 6,
-------------------------------------   (Principal                   1996
          PHYLLIS A. KNIGHT             Financial Officer
                                        and Principal
                                        Accounting Officer)


                                       Vice President and
     /s/ Joel H. Gottesman*             Director                   December 6,
-------------------------------------                                1996
          JOEL H. GOTTESMAN

                                       Assistant Secretary
     /s/ Richard G. Evans*              and Director               December 6,
-------------------------------------                                1996
          RICHARD G. EVANS

                                       Director
       /s/ Paul A. Boyum*                                          December 6,
-------------------------------------                                1996
            PAUL A. BOYUM

                                       Director
       /s/ Gary P. Mills*                                          December 6,
-------------------------------------                                1996
            GARY P. MILLS

     /s/ Joel H. Gottesman
*By ____________________________

       JOEL H. GOTTESMAN

        Attorney-in-fact


                               INDEX TO EXHIBITS

Exhibit                                                          Form of
 Number                    Description*                           Filing
-------                    -----------                           -------
*1.1      Proposed form of Underwriting Agreement         Electronically Filed

 3.1      Certificate of Incorporation of Green
          Tree Floorplan Funding Corp.

 3.2      Bylaws of Green Tree Floorplan Funding
          Corp.

 4.1      Pooling and Servicing Agreement dated
          December 1, 1995

*4.2      Form of Series 1996-2 Supplement to the Pooling
          and Servicing Agreement                         Electronically Filed

 4.3      Receivables Purchase Agreement dated
          December 1, 1995

 5.1 Opinion and consent of Dorsey & Whitney LLP as to legality

*8.1      Opinion of Dorsey & Whitney, LLP as to tax
          matters                                         Electronically Filed

23.1 Consent of Dorsey & Whitney LLP (included as part of Exhibit 5.1)

23.2      Consent of Dorsey & Whitney LLP
          (included as a part of Exhibit 8.1)

24.1 Power of attorney from officers and directors of the Registrant signed by an attorney-in-fact

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* Filed herewith.